Exhibit 10.2

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is made this 30th day of August, 2014, by and between FARGO DISTRICT HOLDINGS, LLC, a Nevada limited liability company, (hereinafter called “Landlord”), and MM DEVELOPMENT COMPANY, LLC, a Nevada limited liability company, (hereinafter called “Tenant”).

WITNESSETH:

SECTION 1.
PARTIES

1.1 Landlord. Landlord warrants that it owns the Premises and has full right and power to execute and deliver this Lease without the consent or agreement of any other person, and those persons executing this Lease on behalf of Landlord have the right and power to execute and deliver this Lease.

1.2 Tenant. Tenant warrants that Tenant has full right and power to execute and deliver this Lease without the consent or agreement of any other person, and that those persons who have executed and delivered this Lease have the authority and power to execute this lease on Tenant’s behalf and deliver this Lease to Landlord.

SECTION 2.
PREMISES

2.1 Description. The Premises herein leased (hereinafter called the “Premises”) are legally described in Exhibit “A” attached hereto and made a part hereof. The Premises also include the building(s) and improvements on the land area described in Exhibit “A”. Landlord also grants to Tenant, its customers, guests, invitees employees, and licensees all easements, rights and privileges appurtenant thereto, including the right to use the parking areas, driveways, roads, alleys and means of ingress and egress. The Premises are located at 4280 Wagon Trail Avenue, Las Vegas, NV, also identified as APN: 177-06-501-008.

2.2 Quiet Enjoyment. Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the term of this Lease so long as Tenant complies with the provisions hereof.

SECTION 3.
TERM: OPTION TO EXTEND

3.1 Lease Commencement Date. The term of this Lease shall commence on the date referenced above (the “Lease Commencement Date”), with rent payments to commence upon issuance of applicable certificates of occupancy issued by the local governing authority, and shall terminate on December 31, 2034, (the “Lease Termination Date”), which is the last day of the month preceding the twentieth (20th) anniversary day of the Lease Commencement Date unless extended by Tenant in accordance with any extension option contained in this Lease or any rider thereto or unless terminated in accordance with the provisions hereof.

3.2 Extension Terms. Tenant shall have the right to extend the term of this Lease for two (2) additional terms of five (5) years each (the “Extension Terms”) in its sole discretion upon delivering written notice to the Landlord of its intent to exercise this option to extend not less than twelve (12) months before the expiration date of the initial term or of any previously exercised Extension Term of this Lease. If Tenant exercises any of the Extension Terms in the manner provided for in this paragraph, then the Lease shall terminate five (5) years after the Lease Termination Date or the end of the previously exercised Extension Term unless a subsequent Extension Term is exercised, and all provisions of this Lease shall be applicable to the Extension Terms.

3.3 Prorations. If any payments, rights or obligations hereunder (whether relating to payment of rent, taxes, insurance, other impositions, or to any other provision of this Lease) relate to a period in part before the Lease Commencement Date or in part after the date of expiration or termination of the term, appropriate adjustments and prorations shall be made.

3.4 Surrender at End of Term. Upon the last day of the Lease term or upon the earlier termination of this Lease pursuant to the provisions hereof and irrespective of when and how such termination occurs, Tenant shall surrender and deliver to Landlord the Premises and all buildings and improvements thereon other than Tenant’s Property, without delay, broom clean and in good order, condition and repair, reasonable wear and tear and damage due to casualty excepted, whereupon Tenant shall have no further right, title or interest in and to said Premises. Any trade fixtures, business equipment, inventory, trademarked items, signs and other removable personal property located or installed in or on the Premises (“Tenant’s Property”) shall be removed by Tenant on or before the last day of the Lease term or upon the earlier termination of this Lease pursuant to the provisions hereof, and Tenant shall repair any damage occasioned by the removal of Tenant’s Property.

SECTION 4.
RENT

4.1 Rent. Commencing on the date (“Rent Commencement Date”) which is thirty (30) days from issuance of certificate of occupancy from the local governing authority, Tenant covenants and agrees to pay to Landlord in lawful money of the United States of America, during each Lease year, an annual rental of One Hundred Sixteen Thousand and No/100 ($116,000), (the “Rent”). The Rent shall be payable in equal monthly installments of Nine Thousand Six Hundred Sixty Six and 67/100 ($9,666.67) each, in advance on or before the first day of each and every calendar month of the term of this Lease. The Rent shall be paid in addition to and over and above all other payments to be made by Tenant herein. The first Lease year shall be a full year commencing on the Lease Commencement Date and each following Lease year shall be an annual period commencing on the anniversary date of the Lease Commencement Date. Appropriate proration shall be made if the Lease Commencement Date is not on the first day of a calendar month, or if the date of termination of the Lease is not on the last day of a calendar month.

4.2 Rental Adjustments. The Rent shall be adjusted on the first day of the thirteenth (13th) month following the calendar month in which the Rent Commencement Date occurs (the “Anniversary Dale”) and on the first day of each and every Anniversary Date thereafter for the term of the Lease, plus any option periods, in accordance with the Consumer Price Index for All Urban Consumers (the “CPI-U”) as published by the Bureau of Labor Statistics, Washington, D.C. On the First Anniversary Date thereafter, the Rent shall be adjusted to equal the Current Rent then payable, plus the increased amount in accordance with the CPI-U adjustment for the preceding year. In no case, however, shall the Rent be decreased by any decrease in the CPI-U. Following each Anniversary Date, the adjusted Rent shall be due and payable for each and every month of the adjustment period commencing with the respective Anniversary Date.

4.3 Taxes.

(a) Tenant shall be responsible for the payment of all real property taxes and assessments (“Real Estate Taxes”) levied against the Premises by any governmental or quasi- governmental authority, which are due and payable during the Term hereof, except as set forth herein. Real Estate Taxes shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereinafter be levied on the Premises as a result of the use, ownership, or operation of the Premises or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments. Any special assessments will be amortized over the maximum period allowed by law or applicable tax rules, whichever is longer, and Real Estate Taxes will include only the prorated and amortized amount, which becomes due during the Term hereof. Real Estate Taxes shall exclude any income, excess profits, single business, inheritance, succession, transfer, franchise, capital, or other tax assessments upon Landlord or Landlord’s interest in the Premises. If any special assessment for a public improvement is assessed against the Premises, Tenant shall be responsible for only that portion of the assessment allocable to the Tenant based on the length of time that a benefit is derived by the Tenant during the Term of the Lease calculated against the useful life of the improvement.

(b) Tenant shall remit all payments for Real Estate Taxes directly to the taxing or assessing authority. Upon receipt of all tax bills and assessment bills attributed to any calendar year during the Term hereof, Landlord shall furnish Tenant with a copy of the tax bill or assessment bill, so as to allow Tenant to take advantage of the maximum payment discount available, if Tenant so desires.

(c) Tenant will have the right to contest the amount or validity, in whole or in part, of any tax that Tenant is required to pay, in whole or in part, by appropriate proceedings diligently conducted in good faith, only after paying such tax or posting such security that Landlord reasonably requires in order to protect the Premises against loss or forfeiture. Upon the conclusion of any such protest proceedings, Tenant will pay its share of the tax, as finally determined, in accordance with this Lease, the payment of which tax may have been deferred during the prosecution of the proceedings, together with any costs, fees, interest, penalties, or other related liabilities. Landlord will not be required to join in any contest or proceedings unless the provisions of any law or regulations then in effect require that the proceedings be brought by or in the name of Landlord. In that event, Landlord will join in the proceedings or permit them to be brought in its name; however, Landlord will not be subjected to any liability for the payment of any costs or expenses in connection with any contest or proceedings, and Tenant will indemnify Landlord against and save Landlord harmless from any costs and expenses in this regard.

4.4 Services and Utilities. Tenant shall be solely responsible for providing all services and utilities to the Premises, including, but not limited to: gas, telephone, heating, air conditioning, electrical, waste disposal, water, janitorial, lighting or other services, together with any taxes or penalties thereon. In the event of any interruption, reduction or discontinuance of services (either temporarily or permanently), Landlord shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant. If an interruption of services which materially affects Tenant’s use and enjoyment of the Premises continues for more than thirty (30) consecutive calendar days, and such interruption is not due to an act or omission of Tenant, Tenant shall have the right to terminate this Lease upon written notice to Landlord, and shall surrender the Premises to Landlord.

SECTION 5.
USE: COMP LIANCE WITH LAWS: MAINTENANCE AND REPAIRS

5.1 Use of Premises. Tenant shall have the right to use the Premises for any lawful purpose, including the cultivation and processing of marijuana and marijuana-based products, as provided for in pertinent regulations associated with medical marijuana establishments. Tenant shall not commit waste on the Premises and shall not use the Premises for any unlawful or improper purpose or in violation of any certificate of occupancy or for any purpose which may constitute a nuisance, public or private, nor suffer any dangerous article to be brought on the Premises unless safeguarded as required by law.

5.2 Compliance with Laws. Tenant shall reasonably, promptly, and effectively comply with all applicable and lawful statutes, regulations, rules, ordinances, orders, and requirements of any public official or agency having jurisdiction in respect of the Premises and Tenant’s specific use thereof (herein referred to as “Governmental Authorities”). Landlord shall promptly give notice to Tenant of any written notice in respect of the Premises from Governmental Authorities. Tenant may, in good faith, dispute the validity of any complaint or action taken pursuant to or under color of any of the foregoing, defend against the same, and in good faith diligently conduct any necessary proceedings to prevent and avoid any adverse consequence of the same. Tenant agrees that any such contest shall be prosecuted to a final conclusion as speedily as possible, and Tenant will indemnify and hold Landlord completely harmless with respect to any actions taken by any Governmental Authorities with respect thereto.

5.3 Maintenance and Repairs by Tenant. Except as otherwise provided in section 5.4 below, throughout the term of this Lease, Tenant shall, at Tenant’s sole cost and expense, keep the Premises and all improvements in good order, condition, and repair and shall make or cause to be made all repairs to correct any damage thereto. Notwithstanding anything to the contrary set forth herein, in no event shall Tenant be responsible in any way for any of the following:

(a) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty;

(b) Costs of repairs or rebuilding necessitated by condemnation; and/or

(c) Any costs, fines, or penalties relating to environmental investigation or

(d) remediation on, in, or under the Premises not resulting from the acts or omissions of Tenant,

(e) its agents, and contractors.

SECTION 6.
ALTERATIONS: LIENS: SIGNAGE

6.1 Alterations. Tenant shall not make any structural alterations in the Premises without Landlord’s prior written consent, not to be unreasonably withheld or delayed. Tenant shall have the right to make interior, non-structural alterations, and structural alterations under $25,000.00, without Landlord’s consent.

6.2 Liens. All persons are put on notice of the fact that Tenant under no circumstances shall have the power to subject the interest of Landlord in the Premises to any mechanic’s or materialman’s lien, or liens of any kind. All persons who hereafter, during the life of this Lease, may furnish work, services, or materials to the Premises upon the request or order of Tenant or any person claiming under, by or through Tenant, must look wholly to the interest of Tenant and not to that of Landlord. Tenant covenants and agrees with Landlord that Tenant will not permit or suffer to be filed or claimed against the interest of Landlord in the Premises during the continuance of this Lease any lien or liens of any kind by any person claiming under, by, through, or against Tenant; and if any such lien is claimed or filed, it shall be the duty of Tenant, within sixty (60) days after the claim of lien or suit claiming a lien has been filed, to cause the Premises to be released from such claim, either through payment or through bonding with corporate surety or through the deposit into court, pursuant to statute, of the necessary sums of money, or in any other way that will affect the release of Landlord’s interest in the Premises from such claim.

6.3 Signage. Notwithstanding anything to the contrary set forth in this Lease, 1 tenant shall have the absolute right to install, at its sole cost, such signage on the Premises as Tenant may deem necessary or appropriate, subject to appropriate governmental approvals. Landlord agrees to fully cooperate with Tenant in filing any required signage application, permit, and/or variance for said signage or with respect to the Premises generally.
SECTION 7.
INSURANCE

7.1 Types of Insurance. Tenant shall, at its own cost and expense, carry the following insurance in respect to the Premises and improvements:

(a) Comprehensive public liability insurance in an amount of not less than $2,000,000.00 combined bodily injury and property damage liability; and

(b) With respect to improvements (if any), insurance against loss or damage by fire and other risks covered by fire insurance with extended coverage endorsements in an amount of the full insurable replacement value of such improvements (exclusive of cost of excavation, foundation, and footings below the ground floor and without deduction for depreciation) and in amounts sufficient to prevent Landlord or Tenant from becoming a coinsurer under such policies of insurance.

7.2 Provisions Applicable to All Insurance. With respect to all insurance required to be maintained hereunder by Tenant:

(a) Each such policy shall name Landlord, Tenant, and any mortgagee as insured as their interests appear and shall contain a Standard Mortgagee Clause reasonably satisfactory to Landlord;

(b) Tenant shall, at Tenant’s sole cost and expense, observe and comply with all policies of insurance in force with respect to the Premises and improvements; and

(c) Upon Landlord’s request, Tenant shall send to Landlord certificates of insurance or receipts or other evidence satisfactory to Landlord showing the payments of all premiums and other charges due thereon.

7.3 Landlord’s Right to Obtain Insurance. If Tenant shall fail to maintain any such insurance required hereunder, Landlord may, at Landlord’s election, after ten (10) days’ written notice to Tenant, procure the same, adding the premium cost to the monthly installment of rental next due, it being hereby expressly covenanted and agreed that payment by Landlord of any such premium shall not be deemed to waive or release the obligation of Tenant to make payment thereof. Tenant’s failure to either procure or maintain the insurance required hereunder, after thirty (30) days’ written notice from Landlord to Tenant, shall constitute a default by Tenant under this Lease.

7.4 Use of Insurance Proceeds. Any insurance proceeds recovered by reason of damage to or destruction of the Premises or improvements thereto, improvements shall be made available to Tenant and must be used to repair, restore or replace the Premises and improvements so damaged or destroyed with any excess proceeds made available to Tenant.

7.5 Damage or Destruction. If the Premises (including improvements) are damaged to the extent of 50% or more of its insurable value, Landlord may, in its sole discretion, elect (a) to repair or restore the Premises improvements, (b) to construct new Premises and improvements, or to terminate this Lease without liability to either party. If Landlord elects to repair or restore the Premises and improvements or construct new Premises or improvements, it shall do so promptly and Tenant shall receive an abatement of rent in proportion to the extent of the damage until such time as the repair, restoration or reconstruction is completed, but in no event shall Landlord’s repair, restoration or reconstruction take, nor shall the rent abatement period exceed, one hundred eighty (180) days. If Landlord elects to terminate this Lease, Landlord shall so notify Tenant within thirty (30) days after the damage occurs, whereupon Landlord shall be entitled to all proceeds of insurance and right of recovery against insurers covering such damage.

7.6 Subrogation. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, public liability, workers’ compensation and other insurance maintained by either of them at any time during the term hereof insuring or covering the Premises, a waiver of all rights of subrogation which the insurer of the party might otherwise have, if at all, against the other party.

SECTION 8.
EMINENT DOMAIN

If any portion of the Premises which materially affects Tenant’s ability to continue to use the remainder thereof for the purposes set forth herein, or which renders the Premises untenantable, is taken by right of eminent domain or by condemnation, or is conveyed in lieu of any such taking, then this Lease may be terminated at the option of either Party. Such option shall be exercised by giving notice to the other Party of such termination within 30 days after such taking or conveyance; whereupon this Lease shall forthwith terminate and the Rent shall be duly apportioned as of the date of such taking or conveyance. Upon such termination, Tenant shall surrender to Landlord the Premises and all of Tenant’s interest therein under this Lease, and Landlord may re-enter and take possession of the Premises or remove Tenant therefrom. If any portion of the Premises is taken which does not materially affect Tenant’s right to use the remainder of the Premises for the purposes set forth herein, this Lease shall continue in full force and effect, and Landlord shall promptly perform any repair or restoration work required to restore the Premises, insofar as possible, to its former condition, and the rental owing hereunder shall be adjusted, if necessary, in such just manner and proportion as the part so taken (and its effect on Tenant’s ability to use the remainder of the Premises) bears to the whole. In the event of taking or conveyance as described herein, Landlord shall receive the award or consideration for the lands and improvements so taken; provided, however, that Landlord shall have no interest in any award made for Tenant’s loss of business or value of its leasehold interest or for the taking of Tenant’s fixtures or property, or for Tenant’s relocation expenses. Landlord and Tenant shall cooperate with one another in making claims for condemnation awards.

SECTION 9.
ASSIGNMENT AND SUBLETTING: ATTORNMENT: TENANT FINANCING

9.1 Assignment by Landlord. At any time, Landlord may sell its interest in the Premises or assign this Lease or Landlord’s reversion hereunder, either absolutely or as security for a loan, without the necessity of obtaining Tenant’s consent or permission, but any such sale or assignment shall be at all times subject to this Lease and the rights of Tenant hereunder.

9.2 Assignment and Subletting by Tenant. Tenant shall have the right to assign, sublet, or otherwise transfer its interest in this Lease and its rights hereunder to any entity or person with Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, Tenant may assign, sublet, or otherwise transfer its interest in this Lease, without Landlord’s consent, written or otherwise, to any (i) parent, subsidiary, or affiliate of Tenant, or to a corporation or other business entity with which Tenant may merge, amalgamate, or consolidate, or (ii) entity in which the Premises is intended to be leased back by such entity to Tenant, or any parent, subsidiary, or affiliate of Tenant, or to a corporation or other business entity with which Tenant may merge, amalgamate, or consolidate. This Lease contains no provision restricting, purporting to restrict, or referring in any manner to a change in control or change in shareholders, directors, management, or organization of Tenant, or any subsidiary, affiliate, or parent of Tenant, or to the issuance, sale, purchase, public offering, disposition, or recapitalization of the capital stock of Tenant, or any subsidiary, affiliate, or parent of Tenant. In the event of any transfer, sublet, or assignment of Tenant’s interest in this Lease, Tenant shall remain liable for all obligations hereunder.

9.3 Attornment. Any assignee of Landlord or Tenant hereby agrees to attorn to the Tenant or Landlord, respectively, as the case may be.

9.4 Tenant Financing. Tenant shall have the absolute right from time to time during the Term hereof to grant and assign a mortgage or other security interest in Tenant’s interest in this Lease with the prior written consent of the Landlord, not to be unreasonably withheld, and without Landlord’s further approval, written or otherwise, all of Tenant’s property located on or used in connection with the Premises to Tenant’s lenders in connection with Tenant’s financing arrangements. Landlord agrees to execute such confirmation certificates and other documents (except amendments to this Lease unless Landlord hereafter consents) as Tenant’s lenders may reasonably request in connection with any such financing.

SECTION 10.
DEFAULT AND REMEDIES

10.1 Events of Default. If:

(a) Tenant shall default in the due and punctual payment of the Rent, insurance premiums or impositions of any other amounts or rents due under this Lease or any part thereof, and such default shall continue for sixty (60) days after notice thereof in writing to Tenant; or

(b) Tenant shall default in the performance or in compliance with any of the other covenants, agreements, or conditions contained in this Lease and such default shall not be cured within sixty (60) days after notice thereof in writing from Landlord to Tenant; or

(c) Tenant shall file a petition for voluntary bankruptcy or under Chapter VII or XI of the Federal Bankruptcy Act or any similar law, state or federal, whether now or hereafter existing, or an answer admitting insolvency or inability to pay its debts, or fail to obtain a vacation or lift of stay of involuntary proceedings within ninety (90) days after the involuntary petition is filed; or

(d) Tenant shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for Tenant or for all of its property or the major part thereof in any involuntary proceedings, or any court shall have taken jurisdiction of the property of Tenant or the majority part thereof in any involuntary proceeding for reorganization, dissolution, liquidation, or winding up of Tenant, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise within ninety (90) days; or

(e) Tenant shall make an assignment for the benefit of its creditors; then and in any such event referred to in clauses (a), (b), (c), (d) or (e) above, Landlord shall have the remedies with respect to the Premises as set forth below.

10.2 Landlord’s Remedies Upon Default. Upon the occurrence of an Event of Default by Tenant, then Landlord shall be entitled to the following remedies:

(a) Landlord may terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the premises to Landlord. If Tenant fails to so surrender the Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Premises or arrearages in rent or other damages, re-enter and take possession of the Premises and expel or remove Tenant and any other person occupying the Premises or any part thereof, in accordance with applicable law; or

(b) Landlord may re-enter and take possession of the Premises without terminating the Lease in accordance with applicable law, and relet the Premises and apply the Rent received to the account of Tenant. In the event Landlord so re-enters and takes possession of the Premises as set forth above, Landlord agrees to use reasonable efforts to relet the Premises for a commercially reasonable rate at the lime of such reletting. No reletting by Landlord is considered to be for Landlord’s own account unless Landlord has notified Tenant in writing that this Lease has been terminated. In addition, no such reletting is to be considered an acceptance of Tenant’s surrender of the Premises or a release of Tenant’s obligation to pay Rent and all other charges payable hereunder (which obligation Tenant agrees shall continue), unless Landlord so notifies Tenant in writing.

(c) Landlord shall have the right to accelerate the Rent and other amounts payable hereunder should Tenant become more than two (2) months delinquent in the payment of Rent or such other amounts payable, after the expiration of notice and all cure periods hereunder. Landlord shall have the right to sue Tenant for any consequential, punitive or incidental damages including, without limitation, any claims for lost profits and/or lost business opportunity. If Landlord does accelerate the Rent or such other charges due hereunder, then the accelerated rent shall be an amount equal to the Rent payable over the balance of the Lease Term (as if this Lease had not been terminated) less the fair rental value of the Premises for the corresponding period. The accelerated rent shall be discounted to the date payable at an annual interest rate equal to the prime rate as published from time to time in the Money Section of the Wall Street Journal, or if the same is not published, then at the prime rate published by Bank of America in Nevada. Upon payment of the accelerated rent discounted to present value, Tenant shall be released from all further liability under this Lease.

10.3 Mitigation of Damages. In the event that a right of action by Landlord against Tenant arises under this Lease, Landlord shall attempt to mitigate damages by using its best efforts to seek to relet the Premises.

10.4 Landlord’s Default. The failure of Landlord to perform any covenant, condition, agreement, or provision contained herein within sixty (60) days after receipt by Landlord of written notice of such failure shall constitute an “Event of Default” hereunder. Upon the occurrence and continuance of an Event of Default, Tenant may, at its option and without any obligation to do so, other than those obligations created in this document, elect any one or both of the following remedies:

(a) Terminate and cancel this Lease; or

(b) Pursue any other remedy now or hereafter available at law or in equity

(c) in the state in which the Premises are situated.

SECTION 11.
OTHER PROVISIONS

11.1 Remedies to Be Cumulative. No remedy conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given under this Lease or now or hereafter existing at common law or by statute. Every power and remedy given Landlord or Tenant may be exercised from time to time and as often as occasion may arise or may be deemed expedient.

11.2 Notices. All notices, requests, demands, or other communications which may be or are required or permitted to be served or given hereunder (in this Article collectively called “Notices”) shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service to Tenant or to Landlord at the address set forth below. Either party may, by Notice given as aforesaid, change its address for all subsequent Notices. Notices shall be deemed given when received in accordance herewith.

If to Landlord:	Fargo District Holding, LLC 14 Highland Creek Dr. Henderson, NV 89052 Attn: Larry Scheffler
If to Tenant:	MM Development Company, LLC 205 N. Stephanie St, Ste D-126 Henderson, NV 89074 Attn: Robert A. Groesbeck

11.3 No Broker. Landlord and Tenant each warrant to the other that no broker or agent has been employed with respect to this Lease and each agrees to indemnify and hold the other harmless from any claims by any broker or agent claiming compensation in respect of this Lease alleging an agreement by Landlord or Tenant, as the case may be.

11.4 Waiver of Jury Trial. Landlord and Tenant waive trial by jury in any action or proceeding brought by either of the parties hereto against the other or on any counterclaim in respect thereof on any matters whatsoever arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises and/or any claim of injury or damage under this Lease.

11.5 No Partnership. Landlord shall not be construed or held to be a partner or associate of Tenant in the conduct of Tenant’s business, it being expressly understood and agreed that the relationship between the parties hereto is and shall at all times remain, during the Lease term, that of Landlord and Tenant.

11.6  Non-Waiver. No failure by Landlord or Tenant to insist upon the performance of any covenant, agreement, provision, or condition of this Lease or to exercise any right or remedy, consequent upon a default hereunder, and no acceptance of full or partial rent during the continuance of any such default, shall constitute a waiver of any such default or of such covenant, agreement, provision, or condition. No waiver of any default shall affect or alter this Lease, but each and every covenant, agreement, provision, and condition of this Lease shall continue in full force and effect with respect to any other then-existing or subsequent default hereunder.

11.7 Gender and Number. Words of any gender used in this Lease shall be held to include another gender and words in the singular number shall be held to include the plural and words in the plural shall be held to include the singular, when the sense requires.

11.8 Captions. The captions, titles, article, section, or paragraph headings are inserted only for convenience and they are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular provisions to which they refer.

11.9 Governing Law. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the State of Nevada.

11.10 Successors and Assigns. The covenants, conditions, and agreements in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, their respective heirs, devisees, executors, administrators, legal representatives, distributees, successors, and assigns.

11.11 Amendment. Any agreement hereafter made shall be ineffective to change, modify, or discharge this Lease in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, or discharge is sought.

11.12 Hazardous Materials. Tenant shall not do anything throughout the term of this Lease and any extension thereof that will violate any Environmental Laws (defined below). Tenant shall indemnify, defend, and hold harmless Landlord, its directors, officers, employees, agents, and assignees or successors to Landlord’s interest in the Premises, their directors, officers, employees, and agents from and against any and all losses, claims, suits, damages, judgments, penalties, and liability including, without limitation, (i) all out-of-pocket litigation costs and reasonable attorneys’ fees, (ii) all damages (including consequential damages), directly or indirectly arising out of the use, generation, storage, release or threatened release or disposal of Hazardous Materials by Tenant, its agents and contractors, and (iii) the cost of and the obligation to perform any required or necessary repair, clean-up, investigation, removal, remediation or abatement, and the preparation of any closure or other required plans, to the full extent that such actions is attributable, directly or indirectly, to the use, generation, storage, release, or threatened release or disposal of Hazardous Materials by Tenant, its agents, and contractors. This indemnification obligation of Tenant does not extend to any repair, clean-up, investigation, removal, remediation, or abatement of Hazardous Materials (i) which were present on, under, or in the Premises before or on the Lease Commencement Date or (ii) for which Landlord is otherwise obligated to indemnify Tenant pursuant to this Paragraph 11.13, Hazardous Materials shall include but not be limited to substances defined as “hazardous materials,” or “toxic substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et.seq.\ the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et. seq.\ the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et.seq.\ the common law; and any and all state, local, or federal laws, rules, regulations, and orders pertaining to environmental, public health, or welfare matters, as the same may be amended or supplemented from time to time (collectively, the “Environmental Laws”). Any terms mentioned in this Lease which are defined in any applicable Environmental Laws shall have the meanings ascribed to such terms in such laws, provided, however, that if any such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

In the event any clean-up, investigation, removal, remediation, abatement, or other similar action on, in, or under the Premises is required by an governmental or quasi-governmental agency as a result of the actions or omissions of any party other than Tenant or its agents, contractors or invitees before or after the Lease Commencement Date and such action requires that Tenant be closed for business for greater than a 24-hour period, or if access to the Premises as a result of such action is materially adversely affected for a period in excess of 24 hours, then Tenant’s rental and other payment obligations under this Lease shall be abated entirely during the period beyond the 24 hours that Tenant is required to be closed for business or abated in proportion to the amount of lost business suffered by Tenant if access to the Premises is impaired.

The provisions of this Paragraph 11.13 shall survive the expiration or sooner termination of this Lease.

11.13 Attorney’s Fees. In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorney’s fees and paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred in arbitration, prior to trial, at trial, and at all levels of appeal and post judgment proceedings.

11.14 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. A telecopy signature of any party shall be considered to have the same binding legal effect as an original signature.

11.15 Severability. In the event that any term, section, subsection, paragraph, sentence, or clause of this Lease is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Lease.

11.16 Lease Recordation. No recordation of this Lease nor a Memorandum of Lease is permitted at any time.

11.17 Time. All terms are expressly deemed material to this Lease and time is of the essence with respect to the performance of all obligation to be performed or observed by the Parties hereto.

IN WITNESS WHEREOF, on the day and year first written above, Landlord and Tenant have duly executed this Lease under seal as their free act and deed.

LANDLORD:	TENANT:
FARGO DISTRICT HOLDING, LLC	MM DEVELOPMENT COMPANY, LLC
a Nevada Limited Liability Corporation	a Nevada Limited Liability Corporation

/s/ Larry Scheffler	/s/ Robert A. Groesbeck
Larry Scheffler	Robert A. Groesbeck
Manager	President

EXHIBIT “A”

Legal Description

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

LOT TWO (2) AS SHOWN BY THE MAP THEREOF IN FILE 103 OF PARCEL MAPS, PAGE 79, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the 1st day of January 2018, between Fargo District Holdings LLC, a Nevada limited liability company (“Landlord”), and MM Development Company, LLC, a Nevada limited liability company(“Tenant”).

PRELIMINARY STATEMENTS

A.
Landlord and Tenant are parties to that certain Lease Agreement, dated August 30, 2014 (the “Lease”), under which Tenant leased certain premises located at 4280 Wagon Trail Avenue, Las Vegas, Nevada, including, without limitation, the building and improvements located thereon.

B.
Landlord and Tenant desire to enter into this Amendment for the purpose of clarifying the Premises under Section 2.1 and the related Exhibit “A”, clarifying the Rental under Section 4.1, and modifying the Rental Adjustments provision under Section 4.2 to the Lease.

NOW, THEREFORE, for good and valuable consideration and for the covenants and conditions of this Amendment, the receipt and sufficiency of which are hereby conclusively acknowledged, Landlord and Tenant agree as follows:

1.
Recitals. The above recitals are true and correct and are agreed to by Landlord and Tenant as if such recitals were fully set forth herein.

2.
Terms. All undefined capitalized terms herein shall have the same meaning as defined in the Lease.

3.
Description. Section 2.1 of the Lease is hereby amended and restated in its entirety as follows:

“The Premises herein leased (hereinafter called the “Premises”) are legally described in Exhibit “A” attached hereto and made a part of hereof. The Premises also include the building(s) and improvements on or to be constructed on the land area described in Exhibit “A”. Landlord also grants to Tenant, its customers, guests, invites, employees and licensees all easements, rights and privileges appurtenant thereto, including the right to use the parking areas, driveways, roads , alleys and means of ingress and egress. The Premises are located at 4280 Wagon Trail Avenue, Suite B, Las Vegas, Nevada, 89118 and include approximately 2,000 square feet of office space located at 4280 Wagon Trail Avenue, Suite A, Las Vegas, Nevada, 89118.”

4.
Rent. Section 4.1 of the Lease is hereby amended and restated in its entirety as follows:

“Commencing on the date (“Rent Commencement Date”) which is thirty (30) days from issuance of a certificate of occupancy from the local governing authority, Tenant covenants and agrees to pay to Landlord in lawful money of the United States of America, during each Lease year, an annual rental of One Hundred Nineteen Thousand Seven Hundred Twenty Seven and 84/100 Dollars ($119,727.84), (the “Rent”). The Rent shall be payable in equal monthly installments of Nine Thousand Nine Hundred Seventy Seven and 32/100 Dollars ($9,977.32) each, in advance on or before the First day of each and every calendar month of the term of this Lease. The Rent shall be paid in addition to and over and above all other payments to be made by Tenant herein. The first Lease year shall be a full year commencing on the Lease Commencement Date and each following Lease year shall be an annual period commencing on the anniversary date of the Lease Commencement Date. Appropriate proration shall be made if the Lease Commencement Date is not on the First day of a calendar month, or if the date of termination of the Lease is not on the last day of a calendar month.”

5.
Rental Adjustments. Pursuant to this Amendment to Lease, the Rent shall be adjusted to equal the rent then currently payable, plus an increased amount as follows:

Effective Date
Increase

January 1, 2018 and each year thereafter
3.0%

6.
Exhibit “A”. Exhibit “A” to the Lease is hereby deleted in its entirety and replaced with a new Exhibit “A” as attached to this Amendment to Lease.

7.
Ratification of Lease. Unless expressly modified herein, all conditions of the Lease are hereby ratified and reaffirmed in their entirety.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

LANDLORD:	TENANT:
FARGO DISTRICT HOLDING, LLC	MM DEVELOPMENT COMPANY, LLC
a Nevada Limited Liability Corporation	a Nevada Limited Liability Corporation

/s/ Larry Scheffler	/s/ Robert A. Groesbeck
Larry Scheffler	Robert A. Groesbeck
Manager	President

EXHIBIT “A”

Legal Description

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

LOT TWO (2) AS SHOWN BY THE MAP THEREOF IN FILE 103 OF PARCEL MAPS, PAGE 79, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA AND MORE COMMONLY REFERRED TO AS 4280 WAGON TRAIL AVENUE, SUITE B, LAS VEGAS, NV 89118 PLUS +/- 2,000 SQUARE FEET OF OFFICE SPACE LOCATED AT 4280 WAGON TRAIL AVENUE, SUITE A, LAS VEGAS, NEVADA, 89118.

PARCEL MAP

FOR: GRAPHICSLAND, LTD., A NEVADA LIMITED LIABILITY COMPANY
A SUBDIVISION OF GOVERNMENT LOT 14
SITUATED IN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M.,
CLARK COUNTY, NEVADA

OWNER'S CERTIFICATE + DEDICATION

WE, GRAPHICSLAND, LTD., A NEVADA LIMITED LIABILITY COMPANY, DO HEREBY CERTIFY THAT WE ARE THE OWNER(S) OF THE PARCEL OF LAND WHICH IS SHOWN UPON THE ATTACHED MAP. WE HEREBY CONSENT TO THE PREPARATION AND RECORDATION OF THE PLAT AND DO HEREBY OFFER TO DEDICATE TO CLARK COUNTY ALL PUBLIC STREETS, AND GRANT ALL PUBLIC INGRESS/EGRESS EASEMENTS AND OTHER RIGHTS-OF-WAY AS INDICATED AND OUTLINED HEREON FOR THE USE OF THE PUBLIC.

11-1-02

GRAPHICSLAND, LTD., A NEVADA LIMITED LIABILITY COMPANY — DATE
LARRY SCHEFFLER

ACKNOWLEDGMENT

STATE OF NEVADA } SS
COUNTY OF CLARK }

THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON November 1 2002
GRAPHICSLAND, LTD., A NEVADA LIMITED LIABILITY COMPANY

ANDREA L. GORTON, NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE
MY COMMISSION EXPIRES 6/10/2003

SURVEYOR'S CERTIFICATE

I, TEX J. BROOKS, A PROFESSIONAL LAND SURVEYOR LICENSED IN THE STATE OF NEVADA, CERTIFY THAT:

1) THIS PLAT REPRESENTS THE RESULTS OF A SURVEY CONDUCTED UNDER MY DIRECT SUPERVISION AT THE INSTANCE OF GRAPHICSLAND, LTD., A NEVADA LIMITED LIABILITY COMPANY.
2) LANDS SURVEYED LIE WITHIN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA AND THE SURVEY WAS COMPLETED ON SEPTEMBER 13, 2002.
3) THIS PLAT COMPLIES WITH THE APPLICABLE STATE STATUTES AND ANY LOCAL ORDINANCES IN EFFECT ON THE DATE THAT THE GOVERNING BODY GAVE ITS FINAL APPROVAL.
4) THE MONUMENTS DEPICTED ON THE PLAT WILL BE OF THE CHARACTER SHOWN AND OCCUPY THE POSITIONS INDICATED BY 11-26-03 AND AN APPROPRIATE FINANCIAL GUARANTEE WILL BE POSTED WITH THE GOVERNING BODY BEFORE RECORDATION TO ASSURE THE INSTALLATION OF THE MONUMENTS.

TEX J. BROOKS
PROFESSIONAL LAND SURVEYOR
NEVADA LICENSE No. 13747

8-1-02
EXPIRES: 12-31-03

BASIS OF BEARINGS

NORTH 00°04'07" EAST, BEING THE WEST LINE OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, AS SHOWN BY MAP ON FILE AT THE CLARK COUNTY RECORDER'S OFFICE IN FILE 90 OF PARCEL MAPS, PAGE 78.

AREA TABLE

PARCEL 1	AREA = 2.271 AC.
PARCEL 2	AREA = 1.140 AC.
PARCEL 3	AREA = 1.126 AC.
R/W DEDICATION	AREA = 0.468 AC.
R/W DEDICATION	AREA = 0.333 AC.
TOTAL AREA	AREA = 5.240 AC.

NOTE:
BENEFICIARY STATEMENTS TO RECORD AS SEPARATE DOCUMENTS.

LAS VEGAS VALLEY WATER DISTRICT NOTE

LOT/BLOCK	ACRE-FEET/YEAR
1	1.0

SUNSET ROAD
INTERSTATE 215
PROJECT SITE
WARM SPRINGS ROAD
CLARK COUNTY
BLUE DIAMOND ROAD
WINDMILL LANE
NORTH
NOT TO SCALE

VICINITY MAP

NOT TO SCALE

SUNSET ROAD
WAGON TRAIL AVENUE
MARTIN AVENUE
MAULE AVENUE
ARVILLE STREET
HINSON STREET
VALLEY VIEW BOULEVARD
NORTH
NOT TO SCALE
FD BRASS CAP STAMPED US COASTAL SURVEY 1/4 COR BUREAU OF LAND MANAGEMENT
FD BRASS CAP 1/16 CORNER ILLEGIBLE
FD ALUMINUM CAP STAMPED FH ORBAN PLS 4541 1999
FD 1" IRON PIPE

SURVEY ANALYSIS

NE1/4, SECTION 06, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M.

COUNTY SURVEYOR'S CERTIFICATE

I, BRETT N. LANE, COUNTY SURVEYOR FOR CLARK COUNTY, NEVADA, DO HEREBY CERTIFY THAT ON THIS 26TH DAY OF NOVEMBER, 2002, I DID EXAMINE THIS PARCEL MAP, THAT SAID MAP IS TECHNICALLY CORRECT.

FOR BRETT N. LANE, PLS
CLARK COUNTY SURVEYOR
NEVADA CERTIFICATE NO. 7641
JAMES R. DORSEY, PLS 11766

11-26-02

DEPARTMENT OF PUBLIC WORKS APPROVAL

THIS IS TO CERTIFY THAT ROBERT THOMPSON, AS DESIGNATED BY THE BOARD OF COUNTY COMMISSIONERS, APPROVED THIS MAP ON BEHALF OF THE PUBLIC, ANY PARCELS OF LAND OFFERED FOR DEDICATION FOR PUBLIC USE IN CONFORMITY WITH THE TERMS OF THE OFFER OF DEDICATION SHOWN HEREON.

ROBERT B. THOMPSON — DATE
FOR THE DIRECTOR OF PUBLIC WORKS

ZONING DEPARTMENT APPROVAL:

THIS IS TO CERTIFY THAT THE ZONING ADMINISTRATOR, AS DESIGNATED BY THE BOARD OF COUNTY COMMISSIONERS, APPROVED THIS MAP ON BEHALF OF CLARK COUNTY ON THE 26TH DAY OF NOVEMBER, 2002.

SHANE AMMERMAN — DATE
FOR THE ZONING ADMINISTRATOR

PURSUANT TO NRS 278.468, THIS MAP MUST RECORD BY NOVEMBER 26 2003.

LANDSCAPING NOTE

LANDSCAPING TO BE PROVIDED AND MAINTAINED ON LOTS 2 AND 3 PER TITLE 30 REQUIREMENTS.

SIGHT VISIBILITY ZONE NOTE

NO WALLS, FENCES, TREES, SHRUBS, UTILITY APPURTENANCES OR ANY OTHER OBJECT, OTHER THAN TRAFFIC CONTROL DEVICES AND STREET LIGHT POLES MAY BE CONSTRUCTED OR INSTALLED WITHIN THE SIGHT ZONE UNLESS SAID OBJECT IS MAINTAINED AT LESS THAN 24 INCHES IN HEIGHT, MEASURED FROM TOP OF CURB, OR WHERE NO CURB EXISTS, A HEIGHT OF 27 INCHES MEASURED FROM THE TOP OF ADJACENT ASPHALT, GRAVEL OR PAVEMENT STREET SURFACE.

PATENT EASEMENT NOTE

THE 33' WIDE RIGHT-OF-WAY EASEMENT AS RESERVED IN GOVERMENT PATENT 1157663, DATED MARCH 8, 1956, AND RECORDED IN BOOK 108, DOCUMENT 89154 OF THE OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, SHALL BE VACATED PRIOR TO THIS MAP RECORDING. THE EASEMENT SHALL BE VACATED AS A PART OF APPLICATION VS-0870-02, CLARK COUNTY, NEVADA.

COUNTY RECORDER'S NOTE

ANY SUBSEQUENT CHANGES TO THIS MAP SHOULD BE EXAMINED AND MAY BE DETERMINED BY REFERENCE TO THE COUNTY RECORDER'S CUMULATIVE MAP INDEX. N.R.S. 278.5695

MSM-0122-02

PARCEL MAP
GRAPHICSLAND, LTD. A NEVADA LIMITED LIABILITY COMPANY
BEING GOVERNMENT LOT 14, SITUATED IN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 06, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA

W R G
DESIGN INC.
2250 Corporate Circle, Henderson, Nevada 89074
702 990-9300 FAX 702 990-9305
PLANNERS • ENGINEERS • LANDSCAPE ARCHITECTS • SURVEYORS

DATE: 11-01-02 | JOB# 3022601 NBD | SHEET 1 OF 2

NO. 2200
FILED AT THE REQUEST OF:
GRAPHICSLAND, LTD
DATE: 12-4-2002 AT 14:13
FILE 103 PAGE 79
OF PARCEL MAPS
OFFICIAL RECORDS BOOK NO.
20021206
CLARK COUNTY, NEVADA RECORDS
JUDITH A. VANDEVER - RECORDER
FEE: 31.00 DEPUTY MSH

FILE 103 PAGE 79

PARCEL MAP

FOR: GRAPHICSLAND, LTD, A NEVADA LIMITED LIABILITY COMPANY
A SUBDIVISION OF GOVERNMENT LOT 14
SITUATED IN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M.,
CLARK COUNTY, NEVADA

SUNSET ROAD
RIGHT-OF-WAY DEDICATED PER THIS MAP
WAGONTRAIL AVENUE
RIGHT-OF-WAY DEDICATED PER THIS MAP
ARVILLE STREET
PARCEL 1
PARCEL 2
PARCEL 3
"EXISTING COLOR GRAPHICS BUILDING"
GOVERNMENT LOT 16
APN 177-06-501-004
GOVERNMENT LOT 17
APN 177-06-501-005
SCALE: 1" = 40'
S.V.Z. "A"
S.V.Z. "B"
S.V.Z. "C"
NOT TO SCALE

LINE TABLE

LINE	DISTANCE	DIRECTION
L1	17.62'	N89°45'49"E
L2	3.28'	S00°14'11"E
L3	21.52'	S89°45'43"W
L4	69.12'	N89°45'49"E
L5	19.75'	S89°48'34"E
L6	3.21'	S00°11'25"W
L7	22.64'	N89°48'34"W
L8	40.88'	N89°45'49"E
L9	31.76'	N89°45'49"E
L10	19.01'	N89°45'49"E
L11	12.26'	S00°14'11"E
L12	19.01'	S89°45'43"W
L13	60.41'	N89°45'49"E
L14	6.97'	N89°45'49"E
L15	62.61'	N89°45'49"E
L16	71.81'	N89°45'49"E
L17	1.40'	S00°13'53"W
L18	15.77'	N84°23'50"E
L19	42.17'	S87°54'33"E
L20	41.72'	N84°23'50"E
L21	50.60'	S87°54'33"E
L22	45.90'	N84°23'50"E
L23	4.96'	S87°54'33"E

CURVE TABLE

	RADIUS	LENGTH	DELTA	TANGENT	CHORD	BEARING
C1	10.00'	15.64'	89°36'49"	9.92	14.09'	S47°57'24"W
C2	20.00'	30.44'	87°12'14"	19.05	27.59'	S46°38'04"E
C3	10.00'	15.71'	90°00'00"	10.00	14.14'	N44°45'49"E
C4	20.00'	30.40'	87°40'40"	19.21	27.71'	S46°32'46"E
C5	10.00'	13.43'	76°56'47"	7.95	12.44	N51°17'25"E
C6	20.00'	22.90'	65°37'21"	13.81	22.50	S24°37'02"E

BASIS OF BEARINGS

NORTH 00°04'07" EAST, BEING THE WEST LINE OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 6, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, AS SHOWN BY MAP ON FILE AT THE CLARK COUNTY RECORDER'S OFFICE IN FILE 90 OF PARCEL MAPS, PAGE 76.

AREA TABLE

PARCEL 1	AREA = 2.271 AC.
PARCEL 2	AREA = 1.140 AC.
PARCEL 3	AREA = 1.126 AC.
R/W DEDICATION	AREA = 0.469 AC.
R/W DEDICATION	AREA = 0.233 AC.
TOTAL AREA	AREA = 5.240 AC.

LEGEND

- SUBDIVISION/LOT BOUNDARY LINE
- EXISTING CENTER LINE
- PROPOSED EASEMENT LINE
- RIGHT OF WAY LINE
- EXISTING LOT LINE
- SIGHT ZONE
- FOUND MONUMENT AS NOTED
- FND 5/8" IRON ROD WITH ALUMINUM CAP STAMPED "P.L.S. 13747" SET PER RECORD OF SURVEY
- SET 5/8" IRON ROD WITH ALUMINUM CAP STAMPED "P.L.S. 13747"
- FD — FOUND
- SVZ — SIGHT VISIBILITY ZONE
- APN — ASSESSOR'S PARCEL NUMBER
- AC. — ACRE
- (M) — MEASURED
- S.F. — SQUARE FEET

REFERENCE SURVEYS

SURVEYS	PARCEL MAPS
FILE 10 PAGE 100	FILE 65 PAGE 13
FILE 15 PAGE 100	FILE 86 PAGE 97
FILE 25 PAGE 04	FILE 90 PAGE 76
FILE 64 PAGE 02	
FILE 66 PAGE 28	FINAL MAPS
FILE 80 PAGE 71	FILE 87 PAGE 19
FILE 92 PAGE 74	
FILE 100 PAGE 54	
FILE 114 PAGE 86	

PARCEL MAP

GRAPHICSLAND, LTD. A NEVADA LIMITED LIABILITY COMPANY
BEING GOVERNMENT LOT 14, SITUATED IN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 06, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA

W R G
DESIGN INC
2260 Corporate Circle, Henderson, Nevada 89074
702 990-9300 FAX: 702 990-9305
PLANNERS • ENGINEERS • LANDSCAPE ARCHITECTS • SURVEYORS

SHEET 2 OF 2

FILE 103 PAGE 79

PARKING LOT
LANDSCAPE
WAGON TRAIL AVENUE

SITE PLAN LAYOUT
SCALE: 1/16" = 1'

LEGEND

— - —	CENTER LINE (TYP)
——	CURB AND GUTTER
— - - —	RIGHT OF WAY
- - - -	BUILDING OVERHANG
[E]	EXISTING ELECTRIC (TYP)
⊛	EXISTING WATER (TYP)
◁	PEDESTRIAN SIGNAL
△	EXISTING HANDICAP RAMPS (TYP)

SITE CALCULATIONS

SQUARE FOOTAGES:

PROPERTY SIZE	1.14 ACRES
OVERALL BUILDING SIZE	19,363 SQ. FT.

PARKING:

TOTAL PARKING SPACES REQUIRED	40 TOTAL
TOTAL PARKING SPACES PROVIDED	40 TOTAL
TOTAL HANDICAP SPACES REQUIRED	4 TOTAL
TOTAL HANDICAP SPACES PROVIDED	4 TOTAL

SAHARA AVE
DESERT INN RD.
FLAMINGO
TROPICANA
NAPLES
SUNSET RD.
RAINBOW
JONES BLVD
PROJECT LOCATION

VICINITY MAP
NOT TO SCALE

DRAWING GUIDELINES

1. ALL DIMENSIONS SHOWN ON THIS DRAWING SHOULD BE CHECKED/VERIFIED PRIOR TO THE ORDERING OF ANY MATERIALS AND PRIOR TO THE FABRICATION AND INSTALLATION OF ANY MATERIALS.

2. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF A FULL SET OF ARCHITECTURAL DRAWINGS. SOME PERIMETER CONDITIONS MAY BE SHOWN AS UNKNOWN. THESE CONDITIONS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION FOR THEIR EFFECT ON THE WORK BEING PERFORMED.

3. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF STRUCTURAL DRAWINGS. THIS MAY AFFECT THE LOCATION AND SIZING. THE STRUCTURAL LAYOUT IN THESE AREAS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION OF THE WORK.

DRAWING DISCLAIMER

THIS DISCLAIMER APPLIES TO ALL IDEAL SOLUTIONS CUSTOMERS AS WELL AS ANY PARTY USING THESE DRAWINGS TO OBTAIN INFORMATION NEEDED TO ORDER, COORDINATE, CONSTRUCT, FABRICATE, OR INSTALL MATERIALS FOR THIS PROJECT.THIS ALSO APPLIES TO ALL CONTRACTORS AND TRADES.

THIS DRAWING IS AN INTERPRETATION OF THE PROJECT BY IDEAL SOLUTIONS. THIS DRAWING WAS GENERATED FOR IDEAL SOLUTIONS CLIENT. THE INTERPRETATION OF THESE DRAWINGS IS AFFECTED BY THE INFORMATION GIVEN TO IDEAL SOLUTIONS BY ITS CLIENT AS WELL AS INDUSTRY STANDARDS AND TECHNICAL INFORMATION. IN CASES WHERE IDEAL SOLUTIONS IS NOT PROVIDED WITH THE NECESSARY INFORMATION, IT WILL BE IDEAL SOLUTIONS DECISION WETHER TO ASSUME, EXTRAPOLATE OR OMIT THIS INFORMATION IN ORDER TO COMPLETE THE DRAWINGS. IT IS THE RESPONSIBILITY OF IDEAL SOLUTIONS CLIENT (OR END USER IF APPLICABLE) TO REVIEW THE PLAN DRAWINGS. IDEAL SOLUTIONS NOR IT'S DRAFTSMAN SHALL NOT BE LIABLE OR RESPONSIBLE FINANCIALLY FOR ANY ERRORS AND/OR OMISSIONS FROM THESE DRAWINGS. ARCHITECTURAL, ENGINEER AND/OR CONTRACTOR APPROVAL DOES NOT RELIEVE IDEAL SOLUTIONS CLIENT FROM REVIEWING THESE DRAWINGS AS NOTED ABOVE.

EXISTING CONDITIONS

THE CONTRACTOR SHALL BE RESPONSIBLE FOR REVIEWING ALL EXISTING JOB CONDITIONS. ANY ADVERSE EXISTING CONDITIONS AFFECTING WORK SHOWN ON THESE DRAWINGS SHALL BE BROUGHT TO THE ATTENTION THE CLIENT AND IDEAL SOLUTIONS FOR POSSIBLE CLARIFICATION OR RECONCILIATION.

ADA AND LEGAL DISCLAIMER

THIS DOCUMENT IS NOT REPRESENTED TO COMPLY WITH ALL REQUIREMENTS CONTAINED IN THE ADA OR OTHER LAWS. IDEAL SOLUTIONS IS NOT LICENCED TO INTERPRET LAWS OR GIVE ADVISE CONCERNING LAWS. THE OWNER SHOULD HAVE THIS DOCUMENT REVIEWED BY HIS ATTORNEY TO DETERMINE LEGAL COMPLIANCE.

CONTRACTOR'S NOTE

EXISTING POWER AND UTILITY LOCATIONS SHOWN HEREIN ARE APPROXIMATE ONLY. IT SHALL BE THE CONTRACTOR'S RESPONSIBILITY TO DETERMINE THE EXACT VERTICAL AND HORIZONTAL LOCATION OF ALL EXISTING POWER AND UTILITIES PRIOR TO COMMENCING CONSTRUCTION. NO REPRESENTATION IS MADE THAT ALL EXISTING UTILITIES ARE SHOWN HEREON. IDEAL SOLUTIONS ASSUMES NO RESPONSIBILITY FOR POWER AND UTILITIES NOT SHOWN OR POWER AND UTILITIES NOT SHOWN IN THEIR PROPER LOCATIONS.

PROPERTY INFORMATION

PARCEL NUMBER: 177-08-501-008
OWNER NAME: MM DEVELOPMENT, LLC
SITE ADDRESS: 4280 WAGON TRAIL AVE, LAS VEGAS, NEVADA 89118
ZONING: (M-D) DESIGNED MANUFACTURING
ESTIMATED INTERIOR SQUARE FOOTAGE: 19,363 SQ.FT.
ESTIMATED LOT SIZE: 1.14 ACRES

4280 WAGON TRAIL AVE
LAS VEGAS, NEVADA

PROPOSED CULTIVATION SITE PLAN

IDEAL SOLUTIONS DRAFTING SERVICES

CLIENT INFO:
MM DEVELOPMENT COMPANY
4285 W. SUNSET ROAD
LAS VEGAS NV, 89118

DESIGNED BY: RDP
DRAWN BY: RDP
SIGNATURE:
SCALE: 1/16" = 1'
PROJECT DATE: APRIL 2014
SHEET INFO: A.1
PROJECT #: XXX-XXXX

[redacted]

DRAWING GUIDELINES

1. ALL DIMENSIONS SHOWN ON THIS DRAWING [redacted] CHECKED/VERIFIED PRIOR TO THE ORDERING O[redacted] PRIOR TO THE FABRICATION AND INSTALLATION[redacted]

2. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF A FULL SET OF ARCHITECTURAL DRAWINGS. SOME PERIMETER CONDITIONS MAY BE SHOWN AS UNKNOWN. THESE CONDITIONS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION FOR THEIR EFFECT ON THE WORK BEING PERFORMED.

3. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF STRUCTURAL DRAWINGS. THIS MAY AFFECT THE LOCATION AND SIZING. THE STRUCTURAL LAYOUT IN THESE AREAS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION OF THE WORK.

DRAWING DISCLAIMER:

THIS DISCLAIMER APPLIES TO ALL IDEAL SOLUTIONS CUSTOMERS AS WELL AS ANY PARTY USING THESE DRAWINGS TO OBTAIN INFORMATION NEEDED TO ORDER, COORDINATE, CONSTRUCT, FABRICATE, OR INSTALL MATERIALS FOR THIS PROJECT.THIS ALSO APPLIES TO ALL CONTRACTORS AND TRADES.

THIS DRAWING IS AN INTERPRETATION OF THE PROJECT BY IDEAL SOLUTIONS. THIS DRAWING WAS GENERATED FOR IDEAL SOLUTIONS CLIENT. THE INTERPRETATION OF THESE DRAWINGS IS AFFECTED BY THE INFORMATION GIVEN TO IDEAL SOLUTIONS BY ITS CLIENT AS WELL AS INDUSTRY STANDARDS AND TECHNICAL INFORMATION. IN CASES WHERE IDEAL SOLUTIONS IS NOT PROVIDED WITH THE NECESSARY INFORMATION, IT WILL BE IDEAL SOLUTIONS DECISION WETHER TO ASSUME, EXTRAPOLATE OR OMIT THIS INFORMATION IN ORDER TO COMPLETE THE DRAWINGS. IT IS THE RESPONSIBILITY OF IDEAL SOLUTIONS CLIENT (OR END USER IF APPLICABLE) TO REVIEW THE PLAN DRAWINGS. IDEAL SOLUTIONS NOR IT'S DRAFTSMAN SHALL NOT BE LIABLE OR RESPONSIBLE FINANCIALLY FOR ANY ERRORS AND/OR OMISSIONS FROM THESE DRAWINGS. ARCHITECTURAL, ENGINEER AND/OR CONTRACTOR APPROVAL DOES NOT RELIEVE IDEAL SOLUTIONS CLIENT FROM REVIEWING THESE DRAWINGS AS NOTED ABOVE.

PROPOSED FIRST FLOOR PLAN LAYOUT

SCALE: 1/8" = 1'

NORTH

EXISTING CONDITIONS

THE CONTRACTOR SHALL BE RESPONSIBLE FOR REVIEWING ALL EXISTING JOB CONDITIONS. ANY ADVERSE EXISTING CONDITIONS AFFECTING WORK SHOWN ON THESE DRAWINGS SHALL BE BROUGHT TO THE ATTENTION THE CLIENT AND IDEAL SOLUTIONS FOR POSSIBLE CLARIFICATION OR RECONCILIATION.

ADA AND LEGAL DISCLAIMER

THIS DOCUMENT IS NOT REPRESENTED TO COMPLY WITH ALL REQUIREMENTS CONTAINED IN THE ADA OR OTHER LAWS. IDEAL SOLUTIONS IS NOT LICENCED TO INTERPRET LAWS OR GIVE ADVISE CONCERNING LAWS. THE OWNER SHOULD HAVE THIS DOCUMENT REVIEWED BY HIS ATTORNEY TO DETERMINE LEGAL COMPLIANCE.

CONTRACTOR'S NOTE

EXISTING POWER AND UTILITY LOCATIONS SHOWN HEREIN ARE APPROXIMATE ONLY. IT SHALL BE THE CONTRACTOR'S RESPONSIBILITY TO DETERMINE THE EXACT VERTICAL AND HORIZONTAL LOCATION OF ALL EXISTING POWER AND UTILITIES PRIOR TO COMMENCING CONSTRUCTION. NO REPRESENTATION IS MADE THAT ALL EXISTING UTILITIES ARE SHOWN HEREIN. IDEAL SOLUTIONS ASSUMES NO RESPONSIBILITY FOR POWER AND UTILITIES NOT SHOWN OR POWER AND UTILITIES NOT SHOWN IN THEIR PROPER LOCATIONS.

PROPERTY INFORMATION

PARCEL NUMBER: 177-06-501-008
OWNER NAME: MW DEVELOPMENT, LLC
SITE ADDRESS: 4280 WAGON TRAIL AVE, LAS VEGAS, NEVADA 89118
ZONING: (M-D) DESIGNED MANUFACTURING
ESTIMATED INTERIOR SQUARE FOOTAGE: 18,363 SQ.FT.
ESTIMATED LOT SIZE: 1.14 ACRES

4280 WAGON TRAIL AVE

INFUSION/EXTRACTION FIRST FLOOR PLAN

IDEAL SOLUTIONS DRAFTING SERVICES

MW DEVELOPMENT COMPANY

DESIGNED BY:

DRAWN BY:

SIGNATURE:

SCALE:
1/8" = 1'

PROJECT DATE:
APRIL, 2018

SHEET INFO:
A.2

PROJECT #

[redacted]

PROPOSED SECOND FLOOR PLAN LAYOUT

SCALE: 1/8" = 1'

NORTH

DRAWING GUIDELINES

1. ALL DIMENSIONS SHOWN ON THIS DRAWING SHOULD BE CHECKED/VERIFIED PRIOR TO THE ORDERING OF ANY MATERIALS AND PRIOR TO THE FABRICATION AND INSTALLATION OF ANY MATERIALS.

2. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF A FULL SET OF ARCHITECTURAL DRAWINGS. SOME PERIMETER CONDITIONS MAY BE SHOWN AS UNKNOWN. THESE CONDITIONS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION FOR THEIR EFFECT ON THE WORK BEING PERFORMED.

3. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF STRUCTURAL DRAWINGS. THIS MAY AFFECT THE LOCATION AND SIZING. THE STRUCTURAL LAYOUT IN THESE AREAS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION OF THE WORK.

DRAWING DISCLAIMER:

THIS DISCLAIMER APPLIES TO ALL IDEAL SOLUTIONS CUSTOMERS AS WELL AS ANY PARTY USING THESE DRAWINGS TO OBTAIN INFORMATION NEEDED TO ORDER, COORDINATE, CONSTRUCT, FABRICATE, OR INSTALL MATERIALS FOR THIS PROJECT.THIS ALSO APPLIES TO ALL CONTRACTORS AND TRADES.

THIS DRAWING IS AN INTERPRETATION OF THE PROJECT BY IDEAL SOLUTIONS. THIS DRAWING WAS GENERATED FOR IDEAL SOLUTIONS CLIENT. THE INTERPRETATION OF THESE DRAWINGS IS AFFECTED BY THE INFORMATION GIVEN TO IDEAL SOLUTIONS BY ITS CLIENT AS WELL AS INDUSTRY STANDARDS AND TECHNICAL INFORMATION. IN CASES WHERE IDEAL SOLUTIONS IS NOT PROVIDED WITH THE NECESSARY INFORMATION, IT WILL BE IDEAL SOLUTIONS DECISION WETHER TO ASSUME, EXTRAPOLATE OR OMIT THIS INFORMATION IN ORDER TO COMPLETE THE DRAWINGS. IT IS THE RESPONSIBILITY OF IDEAL SOLUTIONS CLIENT (OR END USER IF APPLICABLE) TO REVIEW THE PLAN DRAWINGS. IDEAL SOLUTIONS NOR ITS DRAFTSMAN SHALL NOT BE LIABLE OR RESPONSIBLE FINANCIALLY FOR ANY ERRORS AND/OR OMISSIONS FROM THESE DRAWINGS. ARCHITECTURAL, ENGINEER AND/OR CONTRACTOR APPROVAL DOES NOT RELIEVE IDEAL SOLUTIONS CLIENT FROM REVIEWING THESE DRAWINGS AS NOTED ABOVE.

EXISTING CONDITIONS:

THE CONTRACTOR SHALL BE RESPONSIBLE FOR REVIEWING ALL EXISTING JOB CONDITIONS. ANY ADVERSE EXISTING CONDITIONS AFFECTING WORK SHOWN ON THESE DRAWINGS SHALL BE BROUGHT TO THE ATTENTION THE CLIENT AND IDEAL SOLUTIONS FOR POSSIBLE CLARIFICATION OR RECONCILIATION.

ADA AND LEGAL DISCLAIMER

THIS DOCUMENT IS NOT REPRESENTED TO COMPLY WITH ALL REQUIREMENTS CONTAINED IN THE ADA OR OTHER LAWS. IDEAL SOLUTIONS IS NOT LICENCED TO INTERPRET LAWS OR GIVE ADVISE CONCERNING LAWS. THE OWNER SHOULD HAVE THIS DOCUMENT REVIEWED BY HIS ATTORNEY TO DETERMINE LEGAL COMPLIANCE.

CONTRACTOR'S NOTE

EXISTING POWER AND UTILITY LOCATIONS SHOWN HEREIN ARE APPROXIMATE ONLY. IT SHALL BE THE CONTRACTOR'S RESPONSIBILITY TO DETERMINE THE EXACT VERTICAL AND HORIZONTAL LOCATION OF ALL EXISTING POWER AND UTILITIES PRIOR TO COMMENCING CONSTRUCTION. NO REPRESENTATION IS MADE THAT ALL EXISTING UTILITIES ARE SHOWN HEREON. IDEAL SOLUTIONS ASSUMES NO RESPONSIBILITY FOR POWER AND UTILITIES NOT SHOWN OR POWER AND UTILITIES NOT SHOWN IN THEIR PROPER LOCATIONS.

PROPERTY INFORMATION

PARCEL NUMBER: 177-06-501-008
OWNER NAME: MM DEVELOPMENT, LLC
SITE ADDRESS: 4280 WAGON TRAIL AVE, LAS VEGAS, NEVADA 89118
ZONING: (M-D) DESIGNED MANUFACTURING
ESTIMATED INTERIOR SQUARE FOOTAGE: 19,363 SQ.FT.
ESTIMATED LOT SIZE: 1.14 ACRES

4280 WAGON TRAIL AVE

PROPOSED CULTIVATION SECOND FLOOR PLAN

IDEAL SOLUTIONS DRAFTING SERVICES

CLIENT INFO:
MM DEVELOPMENT COMPANY
4555 W. SUNSET ROAD
LAS VEGAS NV, 89118

SHEET INFO:
A.3

[redacted]

PROPERTY INFORMATION

PARCEL NUMBER: 177-06-501-008
OWNER NAME: MM DEVELOPMENT, LLC
SITE ADDRESS: 4280 WAGON TRAIL AVE, LAS VEGAS, NEVADA 89118
ZONING: (M-D) DESIGNED MANUFACTURING
ESTIMATED INTERIOR SQUARE FOOTAGE: 16,363 SQ.FT.
ESTIMATED LOT SIZE: 1.14 ACRES

NO.	REVISION	BY	DATE	APP	DATE
6					
5					
4					
3					
2					
1					

4280 WAGON TRAIL AVE
LAS VEGAS, NEVADA

SHEET: PROPOSED CULTIVATION EXTERIOR ELEVATIONS

IDEAL SOLUTIONS DRAFTING SERVICES
6295 McLEOD DRIVE SUITE 422
LAS VEGAS, NEVADA 89120
TELEPHONE: 702.358.2363
EMAIL: ROBERT@ISOLUTIONSDRAFTING.COM
WEB SITE: WWW.ISOLUTIONSDRAFTING.COM

CLIENT INFO:
MM DEVELOPMENT COMPANY
4255 W. SUNSET ROAD
LAS VEGAS NV, 89118

DESIGNED BY: RDP
DRAWN BY: RDP
SIGNATURE:
SCALE: 1/8" = 1'
PROJECT DATE: APRIL 2014
SHEET INFO: A.4
PROJECT #: XXX-XXXX

[redacted]

DRAWING GUIDELINES

1. ALL DIMENSIONS SHOWN ON THIS DRAWING SHOULD BE CHECKED/VERIFIED PRIOR TO THE ORDERING OF ANY MATERIALS AND PRIOR TO THE FABRICATION AND INSTALLATION OF ANY MATERIALS.

2. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF A FULL SET OF ARCHITECTURAL DRAWINGS. SOME PERIMETER CONDITIONS MAY BE SHOWN AS UNKNOWN. THESE CONDITIONS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION FOR THEIR EFFECT ON THE WORK BEING PERFORMED.

3. THESE DRAWINGS WERE PREPARED WITHOUT THE BENEFIT OF STRUCTURAL DRAWINGS. THIS MAY AFFECT THE LOCATION AND SIZING. THE STRUCTURAL LAYOUT IN THESE AREAS SHOULD BE VERIFIED PRIOR TO FABRICATION AND INSTALLATION OF THE WORK.

DRAWING DISCLAIMER

THIS DISCLAIMER APPLIES TO ALL IDEAL SOLUTIONS CUSTOMERS AS WELL AS ANY PARTY USING THESE DRAWINGS TO OBTAIN INFORMATION NEEDED TO ORDER, COORDINATE, CONSTRUCT, FABRICATE, OR INSTALL MATERIALS FOR THIS PROJECT.THIS ALSO APPLIES TO ALL CONTRACTORS AND TRADES.

THIS DRAWING IS AN INTERPRETATION OF THE PROJECT BY IDEAL SOLUTIONS. THIS DRAWING WAS GENERATED FOR IDEAL SOLUTIONS CLIENT. THE INTERPRETATION OF THESE DRAWINGS IS AFFECTED BY THE INFORMATION GIVEN TO IDEAL SOLUTIONS BY ITS CLIENT AS WELL AS INDUSTRY STANDARDS AND TECHNICAL INFORMATION. IN CASES WHERE IDEAL SOLUTIONS IS NOT PROVIDED WITH THE NECESSARY INFORMATION, IT WILL BE IDEAL SOLUTIONS DECISION WETHER TO ASSUME, EXTRAPOLATE OR OMIT THIS INFORMATION IN ORDER TO COMPLETE THE DRAWINGS. IT IS THE RESPONSIBILITY OF IDEAL SOLUTIONS CLIENT (OR END USER IF APPLICABLE) TO REVIEW THE PLAN DRAWINGS. IDEAL SOLUTIONS NOR IT'S DRAFTSMAN SHALL NOT BE LIABLE OR RESPONSIBLE FINANCIALLY FOR ANY ERRORS AND/OR OMISSIONS FROM THESE DRAWINGS. ARCHITECTURAL, ENGINEER AND/OR CONTRACTOR APPROVAL DOES NOT RELIEVE IDEAL SOLUTIONS CLIENT FROM REVIEWING THESE DRAWINGS AS NOTED ABOVE.

EXISTING CONDITIONS

THE CONTRACTOR SHALL BE RESPONSIBLE FOR REVIEWING ALL EXISTING JOB CONDITIONS. ANY ADVERSE EXISTING CONDITIONS AFFECTING WORK SHOWN ON THESE DRAWINGS SHALL BE BROUGHT TO THE ATTENTION THE CLIENT AND IDEAL SOLUTIONS FOR POSSIBLE CLARIFICATION OR RECONCILIATION.

ADA AND LEGAL DISCLAIMER

THIS DOCUMENT IS NOT REPRESENTED TO COMPLY WITH ALL REQUIREMENTS CONTAINED IN THE ADA OR OTHER LAWS. IDEAL SOLUTIONS IS NOT LICENCED TO INTERPRET LAWS OR GIVE ADVISE CONCERNING LAWS. THE OWNER SHOULD HAVE THIS DOCUMENT REVIEWED BY HIS ATTORNEY TO DETERMINE LEGAL COMPLIANCE.

CONTRACTOR'S NOTE

EXISTING POWER AND UTILITY LOCATIONS SHOWN HEREIN ARE APPROXIMATE ONLY. IT SHALL BE THE CONTRACTOR'S RESPONSIBILITY TO DETERMINE THE EXACT VERTICAL AND HORIZONTAL LOCATION OF ALL EXISTING POWER AND UTILITIES PRIOR TO COMMENCING CONSTRUCTION. NO REPRESENTATION IS MADE THAT ALL EXISTING UTILITIES ARE SHOWN HEREIN. IDEAL SOLUTIONS ASSUMES NO RESPONSIBILITY FOR POWER AND UTILITIES NOT SHOWN OR POWER AND UTILITIES NOT SHOWN IN THEIR PROPER LOCATIONS.

SITE PLAN LAYOUT

SCALE: 1/16" = 1'

NORTH

PROPERTY INFORMATION

PARCEL NUMBER: 177-06-501-008
OWNER NAME: MM DEVELOPMENT, LLC
SITE ADDRESS: 4280 WAGON TRAIL AVE. LAS VEGAS, NEVADA 89118
ZONING: (M-D) DESIGNED MANUFACTURING
ESTIMATED INTERIOR SQUARE FOOTAGE: 18,383 SQ.FT.
ESTIMATED LOT SIZE: 1.14 ACRES

4280 WAGON TRAIL AVE.
LAS VEGAS, NEVADA

PROPOSED CULTIVATION
SITE LANDSCAPE PLAN

IDEAL SOLUTIONS
DRAFTING SERVICES

MM DEVELOPMENT COMPANY
4265 W. SUNSET ROAD
LAS VEGAS NV, 89118

DESIGNED BY:	RDF
DRAWN BY:	RDF
SIGNATURE	
SCALE:	1/16" = 1'
PROJECT DATE:	APRIL 2014
SHEET INFO:	A.5
PROJECT #	XXX-XXXX

SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT (the “Amendment”) is entered into and made as of the 14th day of September, 2018, by and between FARGO DISTRICT HOLDINGS, LLC, a Nevada limited liability company (“Landlord”), and MM DEVELOPMENT COMPANY, INC., a Nevada corporation (successor to MM Development Company, LLC, a Nevada limited liability company, pursuant to Articles of Conversion, dated March 14, 2018) (“Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 30, 2014, hereinafter called the “Original Lease”, and a subsequent Amendment to Lease Agreement, dated January 1, 2018 and with the foregoing, collectively, the “Lease”.

STATEMENT OF AGREEMENT

WHEREAS, Landlord and Tenant desire to modify and amend the Lease by this further Amendment.

NOW THEREFORE, in consideration of the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 2.1, PREMISES. Section 3 of the Amendment to Lease, dated January 1, 2018 is hereby amended in its entirety and restated as follows: That certain portion of the Project (as defined below), including all improvements therein, commonly known by the street address of 4280 Wagon Trail Avenue, Suite B, located in the city of Las Vegas, County of Clark, State of Nevada, with zip code 89118 (the “Premises”) and generally described as approximately 12,348 square feet of two-story office/lab space (see Exhibit A attached hereto) located within the 4280 Wagon Trail building, which totals approximately 25,372 square feet. In addition to Tenant’s rights to use and occupy the Premises as described in the Lease, Tenant shall have non-exclusive rights to any utility raceways of the building and to the common areas. The Premises, the building, the common areas and the land upon which they are located, are herein collectively referred to as the “Project.”

2. Section 2.1, PREMISES; PARKING. Tenant shall be entitled to use a maximum of twenty-five (25) parking spaces on those portions of the common areas designated from time to time by Landlord for parking. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, hereinafter called “Permitted Size Vehicles.” No vehicles other than Permitted Size Vehicles may be parked in the common areas without the prior written permission of the Landlord, except for temporary parking (no longer than 48 hours in length) will be permitted for trucks and vans in connection with shipping and deliveries. In addition, Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant’s employees, suppliers, shippers, customers, contractors or invitees to be loaded, or parked in areas other than those designated by Landlord for such activities and in no event, shall Tenant conduct service, repair, washing or storage of any vehicles in the common areas. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights or remedies that it might have, to remove or tow away the vehicle involved and charge the cost to the Tenant, which cost shall be immediately payable upon demand by Landlord.

3. Section 2.1, CONDITION OF PREMISES. Tenant acknowledges it has accepted possession of the Premises in its existing “as-is” condition and that all existing building systems are in good operating condition. Tenant acknowledges that: (a) it has inspected and is satisfied with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with all governmental codes and the Americans with Disabilities Act) and their suitability for Tenant’s intended use, (b) Tenant has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefore as the same relates to its occupancy of the Premises, and (c) the Landlord has made no oral or written representations or warranties with respect to said matters other than as set forth in the Lease.

4. Section 3.4, TENANT’S PROPERTY. At the expiration or earlier termination of the Lease, Tenant will perform any clean-up necessary to remove any odor or residue pertaining to the use of the Premises for medical marijuana and other materials. The removal of Tenant’s Property does not include removal of the HVAC and other building systems at the Property.

5. Section 4.1, RENT. Pursuant to this Second Amendment, the base monthly rental due under the Lease shall be Nine Thousand Nine Hundred Seventy Seven and 32/100 Dollars ($9,977.32). Rent and other financial obligations of Tenant (sometimes referred to as “Additional Rent”) will be paid to Landlord by good and sufficient check drawn on a US-based bank or bank wire transfer, in a manner reasonably acceptable to Landlord (and not by delivery of currency to Landlord).

6. Section 4.1, RENT DUE. The Payment of Rent (Base Rent and Common Area Operating Expenses) is due on the first day of each month, without notice from the Landlord.

7. Section 4.1, RENT/NON-SUFFICIENT FUNDS. Notwithstanding the provisions of the Lease as amended (for late charges and interest on past due obligations), in the event that Tenant’s monthly rent check is returned to Landlord due to non-sufficient funds, Tenant shall be required, for the remainder of the Lease Term, to pay Landlord said monthly rent in the form of a cashier’s check.

8. Section 4.2 RENTAL ADJUSTMENTS. The adjustment date (“Adjustment Date”) for the Base Rent under Section 4.2 shall be on the first day of January 2019 and on each and every subsequent anniversary thereof for the term of the Lease. The amount of the adjustment/increase to monthly Base Rent under Section 4.2 is fixed at a three percent (3.0%) annual increase above the amount of monthly Base Rent payable at the end of the immediately preceding annual period.

9. Section 4.4, TERMINATION BY TENANT BECAUSE OF INTERRUPTION OF SERVICES. Tenant will not exercise its right to terminate this Lease pursuant to Section 4.4 of the Lease unless Tenant has first given Landlord at least twenty (20) days advance notice of its intent to terminate the Lease under such Section 4.4 (which notice may be given at any time after the interruption first occurs) if the interruption is not cured within the 30-day time period provided in the Lease.

10. Section 5.1, USE OF PREMISES. Tenant will obtain Landlord’s consent, which will not be unreasonably withheld or delayed, if Tenant intends to change the use of the Premises pursuant to Section 5.1 from the specific use as named in Section 5.1, as currently operated in the Premises.

11. NET LEASE.

(A) Payment of Operating Expenses. Tenant shall promptly pay the Landlord for Tenant’s proportionate share of maintenance, repair and replacements, property taxes and assessments, property insurance premiums, operating expenses, or any other costs, expenses, charges or premiums under this Lease relative to the leased Premises and Project (collectively, “Operating Expenses”), including (without limitation) the costs incurred by Landlord for: (i) maintenance, repair and replacement (as necessary) of the Building roof and structure, improvements and other portions of the Project (provided, if the nature of the work is a capital improvement, which shall be limited to the roof, the parking lot and the HVAC and evaporative cooling equipment, the cost will be allocated over a twelve year period and Tenant shall not be required to pay more than Tenant’s share of 1/144 of the cost of such capital improvement in any given month); (ii) Real Estate Taxes and assessments affecting the Project; (iii) the cost of the premiums for the “all risk” insurance policies required to be carried by the Landlord for the Project (see Section 7 of the Lease as modified below); (iv) costs for maintaining the common areas of the Project, including but not limited to exterior window cleaning, exterior lighting, gardening and landscaping, maintenance and repair of sprinkler systems, fire/life safety protection systems, storm drainage systems, elevator systems, striping, repairing, replacing (including any alterations necessary to comply with any applicable Legal Requirements, as defined below) and maintaining the Building, improvements, roof system, HVAC and mechanical equipment, parking and accessways of the Project; (v) the cost of utility services to the Project and the Premises, including water, sewer, natural gas and electricity; and (vi) reasonable management and administrative fees on the Operating Expenses. Landlord may require Tenant to pay monthly installments of estimated Operating Expenses, subject to an annual reconciliation and adjustment after the actual Operating Expenses for the year are determined. Upon request from Tenant from time to time (but not more frequently than once each year, for the most recently completed year), Tenant will have the right, at Tenant’s expense and upon not less than forty-eight (48) hours’ prior written to Landlord, to review or audit at reasonable times Landlord’s books and records (to the extent available) for purposes of verifying Landlord’s calculation of Operating Expenses charged to Tenant. A copy of the review or audit report will be provided simultaneously to Landlord and Tenant. In the event the review or audit shows (and the parties in good faith determine) that the Operating Expenses charged to Tenant are greater or lesser than the amount previously invoiced to Tenant for the year, then Landlord will grant a credit to Tenant against the Operating Expenses next payable by Tenant or refund to Tenant in cash, or Tenant will pay to Landlord, the amount of such difference within 30 days after determination of the overpayment or underpayment, as applicable. For purposes of the Lease, Tenant’s “proportionate share” shall be Forty-Eight point Sixty-Seven percent (48.67%), which is equal to the rentable square footage of the Premises (which is conclusively deemed to be 12,348 square feet of rentable area) divided by the total rentable square footage of the Building on the Project (which is conclusively deemed to be 25,372 square feet of rentable area).

(B) Service Contracts. Tenant shall, at Tenant's sole expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) elevators, and (ii) any other equipment, if reasonably required by Landlord. However, Landlord reserves the right, upon notice to Tenant, to procure and maintain any or all of such service contracts, and Tenant shall reimburse Landlord, upon demand, for the cost thereof.

(C) Section 5.4, Maintenance and Repair. Section 5.4 of the Lease shall be deleted in its entirety and replaced with the following: The costs incurred by Landlord in doing any repair, maintenance or replacements to the Building and other improvements on the Premises will be part of the Operating Expenses payable by Tenant and the other tenant(s) of the Project, pursuant to this Amendment. Operating Expenses include costs for maintenance, repair and replacement (as necessary) from time to time to the Building, improvements and other portions of the Property so that they are maintained in first-class repair, operating condition, working order and appearance, in accordance with applicable requirements of Governmental Authorities and the recorded covenants, conditions and easements (collectively, “Legal Requirements”).

(D) Section 5.5, Net Lease Payments - Additional Rent. Landlord’s budget for the Operating Expenses (the “Additional Rent”) for the fiscal year 2018 is currently estimated to be $0.13 per square foot per month, which equates to $1,605.42 monthly. Landlord may, if the actual expenses change during the course of the year, choose to adjust the amount impounded in order to more properly reflect the actual expense to be incurred. Landlord currently does not provide any interior maintenance or cleaning, security services, trash removal, or interior pest control within the Operating Expenses, which said services and expenses shall be the responsibility of the Tenant. In addition, the Tenant acknowledges there is only one (1) electrical meter serving the Project and the Premises and the Tenant shall be responsible for allocating the pro-rata share for the cost of said electrical service with the other Tenant(s) in the Project. In the event the Landlord elects to provide such services (at Landlord’s reasonable election), the Landlord reserves the right to include the expenses as part of the Additional Rent.

12. Section 6.1, ALTERATIONS. Pursuant to Section 6.1, Tenant will obtain Landlord’s consent for any exterior changes or any interior changes that may affect the structure or building systems for the Premises if the cost would equal or exceed $25,000 or if a building permit is required under applicable Legal Requirements for the work being done.

12. Section 6.3, SIGNAGE. Section 6.3 of the Lease is modified to require Landlord’s consent, not to be unreasonably withheld or delayed, for exterior signage.

13. Section 7, INSURANCE. Pursuant to Section 7, Tenant will maintain business interruption insurance, if desired by Tenant, and other insurance coverage sufficient to insure the costs payable during any period in which the Building is not operated for business as a result of a casualty. The limits on the commercial general liability (“CGL”) insurance in Section 7.1(a) may be reasonably adjusted by Landlord during the Lease term to the amount typically maintained by businesses in the same geographic area (the Las Vegas-Henderson greater metropolitan area) and will cover Landlord as an additional insured. Tenant’s CGL coverage shall be primary and any insurance maintained by Landlord shall be excess and non-contributing insurance only. The “fire insurance” in Section 7.1(b) shall be so-called all risk (or “special form”) insurance coverage and the Landlord shall be the named insured for said coverage. All such insurance shall: (i) provide for severability of interest; (ii) provide that an act or omission of one of an additional insured (excluding deliberate or intentional acts that are not covered under a general liability policy) shall not reduce or avoid coverage to any other named or additional insured; and (iii) afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. The evidence of insurance coverage in Section 7.2(c) will include a copy of the insurance policy or a certificate of insurance with enough detail on the insurance as to reasonably satisfy Landlord that Tenant is maintaining the insurance required by this Lease.

15. Section 7.6, WAIVER OF SUBROGATION. For purposes of Section 7.6 and other provisions of this Lease, each party hereby releases and waives any and all rights to recover from the other party, and its officers, directors, members, trustees, employees, agents and representatives, for loss or damage to any property of the releasing party or any person claiming through the releasing party arising from any loss or damage caused by any risks covered by a standard “special form” property insurance policy, or from any other cause required to be insured against by the releasing party under this Lease, and there shall be no subrogated claim by one party’s insurance carrier against the other party arising out of any such loss.

16. Section 9.2, ASSIGNMENT OR SUBLEASE. Except as otherwise permitted under Section 9.2, any assignment, sublease or other transfer (directly, indirectly, by operation of law or otherwise) requires Landlord’s prior written consent pursuant to the first sentence of Section 9.2, which will not be unreasonably withheld or delayed. Tenant will promptly notify Landlord in the event Tenant transfers its interest under this Lease pursuant to the second sentence of Section 9.2 (a “Permitted Transfer”), which will include reasonable information on the name of the assignee and its address for notices under this Lease. Tenant (and any guarantors and co-obligors under this Lease from time to time) will remain primarily liable under this Lease. Landlord will only be required to send notices under this Lease to the holder from time to time of the Tenant’s interest under this lease. On Landlord’s reasonable request from time to time, Tenant will confirm in writing any assignment or sublease of the Premises.

17. Section 10.2(a), PAYMENT DEFAULTS. For purposes of Section 10.1(a), the time period is modified from 60 days after notice to Tenant to ten (10) days after Tenant’s receipt of written notice of nonpayment when due; provided, if Tenant has twice in the prior twelve (12) months received a notice of nonpayment of rent or other financial obligations (whether or not the payment was made in such 20-day period or the default was subsequently cured), Tenant will be in default if Tenant fails to pay, within ten (10) days after the due date (without the necessity for written notice) any Rent or other financial obligations owed by Tenant to Landlord pursuant to this Lease.

18. Section 10.2, LANDLORD’S DEFAULT REMEDIES. In addition to the remedies in Section 10.2, Landlord may exercise any right or remedy for default permitted under applicable Nevada law.

19. Section 10.4, TENANT’S TERMINATION RIGHTS. Tenant will not exercise any remedies under Section 10.4 for a Landlord “Event of Default” unless the required notice has been sent to Landlord and to any mortgagee of Landlord that has requested such notice (a “Landlord Default Notice”). The Landlord Default Notice will: (i) be given in the manner provided in this Lease for notices, and (ii) contain reasonable detail concerning the manner in which Landlord is in breach of its obligations hereunder. If a non-emergency default is of such a nature that it cannot be remedied fully within the 60-day period, this requirement shall be satisfied if Landlord (or any mortgagee) begins correction of the default within the 60-day period, and thereafter proceeds with reasonable diligence to effect the remedy as soon as practicable.

Any mortgagee of Landlord that has notified Tenant of its address in the manner provided for notices in this Lease will have the right to cure Landlord’s defaults under this section. The cure period for the mortgagee will commence on notice to such mortgagee of the default and extend for a period ending twenty (20) days after the end of the time period for Landlord to cure a default. In this connection, any representative of the mortgagee shall have the right to enter upon the Premises for the purpose of curing Landlord’s default.

20. NON-DISTURBANCE AGREEMENT. In connection with any financing by Landlord from time to time, Tenant will sign a subordination, non-disturbance and attornment agreement (“SNDA”) with Landlord and Landlord’s lender.

21. SECURITY DEPOSIT/GUARANTOR. PLANET 13 HOLDINGS, INC., a Canadian corporation, pursuant to the Guaranty attached hereto as Exhibit B and made a part hereof (“Guaranty”).

22. RECORDATION. This Lease will NOT be recorded by Tenant, unless Landlord has provided its express written consent and executes and notarizes the document to be recorded.

23. Addition to Lease, OTHER PROVISIONS.

(a) Late Payments by Tenant. Any Rent, Additional Rent or other financial obligation of Tenant that is not paid within five (5) days after receipt of written notice of nonpayment when due will be subject to a late charge of five (5) cents per dollar of the overdue payment, to reimburse Landlord for the costs of collecting the overdue payment. Tenant shall pay the late charge upon demand by Landlord. In addition, if any Rent, Additional Rent or other financial obligation of Tenant is not paid to Landlord within ten (10) days after receipt of written notice of nonpayment when due, the amount owed to Landlord will bear interest (“Default Rate interest”) at the rate of twelve percent (12%) per annum, but not in any event at a rate higher than the maximum rate of interest permitted under applicable law, until paid in full. Landlord may levy and collect a late charge and Default Rate interest in addition to all other remedies available for Tenant’s default, and collection of a late charge and Default Rate interest shall not waive the breach caused by the late payment.

(b) Partial or Delinquent Payments. Payment by Tenant or receipt by Landlord of any amount less than the full monthly rental or other charges due from Tenant, or any endorsement or statement on any check or letter accompanying any check or rent payment, shall not in any event be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rental or pursue any other remedy provided in this Lease.

() Additional Rent, No Offsets. All payments required to be paid by Tenant under this Lease, other than monthly base rent, will constitute Additional Rent. All rent (including base Rent and Additional Rent) shall be received by Landlord without set-off, offset, abatement, or deduction of any kind.

(c) Storage, Trash. Tenant shall not store anything outside except in areas which are appropriately screened from view of the public and consistent with current usage. No trash will be outside of the container and Tenant will use only trash and garbage receptacles that are reasonably approved by Landlord. Tenant shall dispose of any materials from Tenant’s operations and trash and other matter at Tenant’s expense, in a manner that complies with State and local legal governmental requirements.

(d) Reasonable Rules and Regulations. Landlord may make and enforce reasonable rules and regulations consistent with this Lease for the purpose of regulating access, establishing standards and requirements concerning the conduct and operation of business, and promoting safety, order, cleanliness, and good service to the property. Tenant will promptly comply with all such rules and regulations.

(e) Holdover Tenancy. If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease, Tenant will pay a holdover Rent amount to Landlord in the amount of 150% of the monthly Rent that was payable immediately before the commencement of the holdover period. Landlord may also elect to eject Tenant from the Premises and recover damages caused by wrongful holdover, in accordance with applicable law. If a month-to-month tenancy results from a holdover by Tenant, the tenancy shall be terminable at the end of any monthly period on written notice from Landlord given not less than 10 days prior to the termination date as specified in the notice. Tenant waives any notice which would otherwise be provided by law with respect to month-to-month tenancy.

(g) Tenant’s Rights. Tenant hereby represents that it does not currently have any first rights of refusal to purchase the property, other pre-emptive rights to purchase or any other rights not expressly set for herein.

(h) Time of Essence. TIME IS OF THE ESSENCE of the performance of each party’s obligations under this Lease.

(i) No Implied Appurtenances. This Lease does not create any implied rights to light and air or any other rights, easements or licenses, by implication or otherwise, except as expressly set forth in this Lease. This Lease is an unsubordinated lease covering the Premises, and any financing by Tenant will encumber only Tenant’s leasehold interest. Landlord will not be subordinating the fee title or Landlord’s interest to any mortgage or other lien securing any financing by Tenant.

(j) Succession; Limitation on Obligations of Landlord. This Lease shall bind and inure to the benefit of the parties, their respective heirs, successors, and assigns. Any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Premises during the period of Landlord’s ownership. No resort may be had to the private property of any member, trustee, director, officer, partner, beneficiary, stockholder, employee, or agent of Landlord.

() Inspection. Landlord or its authorized representatives may enter at any reasonable time after such advance notice as is reasonable under the circumstances (except in cases of emergency, for which no advance notice is required) to determine Tenant’s compliance with this Lease, to make necessary repairs, to show the Premises to a prospective party desiring to acquire Landlord’s interest, or (during the last six (6) months of the Lease term) to advertise the Premises as available for rent, to have an appropriate sign posted at the Premises and to show the Premises to any prospective tenants.

(k) Attornment. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or trust deed made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease

(l) Estoppel Certificates. Within 10 days after Landlord’s written request, Tenant shall deliver a written statement stating the date to which the rent and other charges have been paid, whether the Lease is unmodified and in full force and effect, and any other matters that may reasonably be requested by Landlord.

(m) Financial Information. Tenant and any guarantor of this Lease (“Guarantor”) will promptly provide to Landlord (on request) copies of tax returns, detailed financial statements and other information reasonably required from time to time, but not more frequently than annually or as may be required by Landlord in connection with any financing or intended sale of the Property by Landlord. Any financial information on Tenant or a Guarantor will be maintained as confidential information, except that it may be given by Landlord to any actual or prospective buyer or mortgagee of Landlord.

(n) Prior Agreements. The Lease (as amended) and this Amendment are the entire, final, and complete agreement of the parties with respect to the matters set forth therein, and supersede and replace all written and oral agreements previously made or existing by and between the parties or their representatives.

(o) Full Force and Effect. Except as expressly modified in this Amendment, the Lease is in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, each of the undersigned has caused this instrument to be duly executed and delivered by authorized person(s) as of the date first set forth above.

LANDLORD:
TENANT:

FARGO DISTRICT HOLDINGS, LLC,
MM DEVELOPMENT COMPANY, INC.
a Nevada limited liability company
a Nevada corporation

By /s/ Larry Scheffler
By /s/ Robert A. Groesbeck

Name (printed): Larry Scheffler
Name (printed): Robert A. Groesbeck

Its: Manager
Its: President

By /s/ Leighton Koehler

Name (printed): Leighton Koehler

Its: Secretary

EXHIBIT A
4280 WAGON TRAIL AVE
SUITE B

FUTURE
OFFICE/
WAREHOUS
NOT A PA
SINGLE STORY
OFFICE / WAREHOUSE
19,363 S.F.
Subject
LIVE LANDSCAPE WITH AUTOMATIC IRRIGATION
IS REQUIRED ALONG ALL STREET FRONTAGE.
4280
(WAGON TRAIL AVE)

INITIAL

LEASE AMENDMENT
Tenant MM DEVELOPMENT COMPANY, INC.

Exhibit B - Guaranty